SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
On March 31, 2017, Match Group sold its Non-dating business, which operated under the umbrella of The Princeton Review, to ST Unitas, a global education technology company. In connection with the sale of The Princeton Review, the outstanding equity awards denominated in the equity of The Princeton Review were canceled. See "Note 5—Discontinued Operations" for additional information related to this sale.
In July 2017, Match Group elected to convert all outstanding equity awards of its wholly-owned Tinder business into Match Group options at a value determined through a process involving two investment banks.  During the third quarter of 2017, we made cash payments totaling approximately $500 million to cover (i) withholding taxes paid on behalf of employees who exercised options that were net settled and (ii) the purchase of certain fully vested awards.
In August 2017, we increased our Term Loan by $75 million to $425 million and repriced the Term Loan, reducing the applicable interest margin by 0.75% per annum to LIBOR plus 2.50%, with a LIBOR floor of 0.00% (previously, the terms were LIBOR plus 3.25%, with a LIBOR floor of 0.75%).
On October 23, 2017, a cost method investment with a carrying value of $51.1 million was sold for net cash proceeds of $60.2 million resulting in a pre-tax gain of $9.1 million, which will be recognized in the fourth quarter of 2017.